PRESENCE
BANK

PB Bankshares, Inc

Disclaimers

This presentation does not constitute or form part of any offer or invitation to purchase any securities of PB BANKSHARES, INC in whole or in part. This presentation has been prepared by Presence Bank solely for informational purposes to assist interested parties in making their own evaluation of Presence Bank. It does not purport to contain all the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of PB BANKSHARES, INC and the data set forth in this presentation and other information provided by or on behalf of Presence Bank is not providing you with any legal, business, tax or other advice regarding an investment in the securities. You should consult with your own advisors as needed to assist you in making your investment decision. Any securities of PB BANKSHARES, INC are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the FDIC or any other federal or state government agency.

This presentation may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Presence Bank's industry, management's beliefs and certain assumptions made by management, many of which are by their nature inherently uncertain and beyond Presence Bank's control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although Presence Bank believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements.

Disclaimers *(continued)*

You should not place undue reliance on any forward-looking statement and should carefully consider the risks and other factors that Presence Bank faces, including, but not limited to (i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) the adverse impact on the U.S. economy, including the markets in which we operate, of COVID-19; (v) changes in interest rates and inflation; (vi) the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (vii) changes in the quality or composition of our loan and investment portfolios; (viii) adequacy of loan loss reserves; (ix) increased competition; (x) loss of certain key officers; (xi) continued relationships with major customers; (xii) deposit attrition; (xiii) rapidly changing technology; (xiv) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xv) changes in the cost of funds, demand for loan products or demand for financial services; (xvi)severe weather, acts of terrorism, an outbreak of hostilities or other geopolitical events, or the anticipation of such events; (xvii) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices; and (xvii) our success at managing the foregoing items. Except as otherwise indicated, this presentation speaks only as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Presence Bank after the date hereof. This presentation does not purport to contain all the information that may be required to evaluate the securities, and you should conduct and rely upon your own independent analysis of PB BANKSHARES, INC and the data contained or referred to herein.

OUR **FOUNDATION**

Presence Bank is dependent on these five foundational pillars.


PRESENCE
BANK
PURPOSE
VALUES
PRINCIPLES
COMPETENCIES OF LEADERSHIP
FIVE PRACTICES

OUR **PURPOSE**

WE WILL STRIVE TO BE THE MOST LOVED BANK THAT ALLOWS OUR FAMILIES, CUSTOMERS, AND COMMUNITIES TO PROSPER.

OUR **VALUES**

PASSION	We act like owners.
RELATIONSHIPS	We are driven to create long-term bonds that withstand the test of time.
OPENNESS	We encourage open and honest communication.
SERVICE	We treat people the way we wish to be treated.
POSITIVITY	We maintain a positive spirit and value our faith and family.
EDUCATION	We educate our associates and customers on financial prosperity.
RESULTS	We will achieve financial success for our associates, customers, and communities.

OUR **PRINCIPLES**

HIGH **CARE**

We will provide associates with a safe working environment, the best available healthcare plan at affordable prices, a competitive salary with retirement benefits, and effective training to become better bankers. We will respect diverse opinions and suggestions, recognizing that everyone in the company has valuable input. Our goal is to alleviate associates' concerns over basic needs so they can focus on providing excellent service to our customers.

HIGH **PERFORMANCE**

We will strive to be among the top 20% of our peer group in performance and become an employer of choice. Being a high performer will provide money to invest in our associates and allow them to succeed through: (1) improving their skill sets; (2) giving them the knowledge to be a better banker; and (3) providing state-of-the-art services, products, and technology to help our customers prosper. This will enable us to invest in the long-term success of the communities in which we live, work, and play.

HIGH **ACCOUNTABILITY**

We will hold each other accountable to the highest standards of performance. We will encourage courageous conversations that result in honest and constructive feedback to strengthen our team. We will teach proper beliefs related to work ethic and honesty through leaders who have sound reasoning and earned credibility. These expected behaviors will take time and reinforcement. We will remain accountable to examiners, auditors, vendors, and customers so we can all be proud of our safe and sound practices.

Bank's History

1919	1926	1977	2019	2021

1919 - Presence Bank begins as the "Industrial Building and Loan Association" in Coatesville, PA. Founded by 15 individuals with pooled resources of about $200, the association offers the underserved a chance at home ownership.

1926 - The association merges with Steel City Building and Loan and goes on to survive the 1929 stock market crash and the Great Depression.

1977 - After more than a half-century of successful operation in the Coatesville area, the association that came to be known as Coatesville Federal Savings and Loan opens its first branch office in the New Holland Shopping Center in Lancaster County.

2019 - Coatesville Savings Bank announces our new management team, shortly thereafter the bank's new name and strategic direction. Presence Bank begins offering expanded personal and business services across Chester, Lancaster, Dauphin, Cumberland, and Lebanon Counties.

2021 – Presence Bank (PB Bankshares, Inc. "PBBK") successfully demutualized from a thrift to now becoming a full-service business lending bank. This stock offer raised over $27 million of new capital; now being able to invest more into our Associates through ESOP and better benefits; expand into new areas while further investing in our future bank headquarters in Coatesville. The bank opened new lending offices in Harrisburg, Dauphin County and Elizabethtown, Lancaster County.

Executive Management Team



Janak M. Amin

President & CEO

As CEO and President, Janak leads the team at Presence Bank with values-driven principles that he has cultivated throughout two decades of executive leadership experience in the banking industry in Pennsylvania and Florida. With a focus on enabling a pathway to financial success for associates, customers, and communities, he has built a culture that values knowledge, inclusiveness, integrity, and accountability. A graduate of The Wharton School Advanced Management Program, Janak received his MBA from Penn State University and BA in Accounting, Business Management, and Economics from the University of Liverpool. Janak has served on the Boards of Holy Spirit Hospital, Harrisburg Symphony, Susquehanna Art Museum, Leukemia and Lymphoma Society of Central PA, and as Board Chairman of the Hindu American Religious Institute. He resides in Exton with his wife, Alka, and their two daughters.



Lindsay Bixler, CPA

Chief Financial Officer

As Chief Financial Officer, Lindsay is responsible for long-term strategic planning, financial analysis, budgeting, and overall accounting oversight. Prior to joining the team in May 2021, she most recently served as Senior Manager at RKL, LLP. Her experience spans more than 15 years in public accounting, having served as Senior Manager at BDO USA, LLP, and Manager at ParenteBeard, LLC (now BakerTilly). Lindsay holds a BS in Accounting from The Pennsylvania State University and is a member of the Pennsylvania Institute of Certified Public Accountants, as well as the American Institute of Certified Public Accountants. She received the Central Penn Business Journal's "Forty Under 40" award in 2019 and "Women to Watch" in 2012. She is a graduate of Leadership Harrisburg Area Community Leadership Series. Active in the community, Lindsay is Secretary for the Humane Society of Harrisburg Area, a Bridges Society Member for United Way of the Capital Region, and a youth mentor for the Lebanon County Horse 4-H. Lindsay enjoys spending time outdoors with her husband and two sons, as well as showing and breeding paint horses.

Executive Management Team



Doug Byers

Chief Banking Officer

As Chief Banking Officer, Doug is responsible for overseeing and nurturing customer relationships and helping guide the strategic growth of the bank and its people. Prior to joining Presence Bank, Doug spent more than two decades leading strategic growth with a focus on personalized customer service for individual and commercial banking in South Central Pennsylvania. Doug earned his BA in Business Administration from Millersville University and MBA from Lebanon Valley College. He also graduated from the American Bankers Association Stonier Graduate School of Banking with a Wharton Leadership Certificate. In addition, he completed the Certified Treasury Professional course at Villanova University. Doug serves on two Not-for-Profit Boards in the Lancaster and Chester County areas and will begin a three-year term as a board member of the PA Community Bankers Association in 2021. He was also named one of the region's 40 Under Forty Outstanding Businesspersons by the Central Penn Business Journal. Doug is a native of Lancaster County and currently resides in Colebrook with his wife, Tammy, and their two daughters.



William Sayre

Chief Credit and Risk Officer

As Chief Risk Officer, Bill is responsible for assessing and managing the risks facing the bank including credit, operational and compliance risks. Bill has over 35 years of industry experience in a variety of lending, credit and operational roles. Having just joined the Company in April 2022, Bill most recently served as the Chief Operating Officer and Chief Credit Officer for Atlantic Community Bankers Bank, having been employed there for the past sixteen years. His experience also includes senior lending and credit roles at Waypoint Bank and running the Corporate Banking division for PNC Bank in the Central Pennsylvania market. Bill has a BA from Hamilton College and extensive post graduate course work in accounting at Villanova University. Bill enjoys the country and the outdoors. He has a passion for education and pets residing with his wife, three dogs and four cats.

Executive Management Team



Larry Witt

Chief Information and Operating Officer

As Chief Information Officer, Larry is responsible for developing and maintaining a robust and secure IT environment that ensures the bank is meeting changing customer needs, from product and service development to process and experience improvements. With more than 22 years of industry experience, Larry has managed bank operations and technology at various community banks, most recently serving as Director of Technical Services with a $17 billion asset institution in the Florida, Georgia, and Alabama markets. Larry is a graduate of the University of South Florida with a degree in Information Technology and is a member of the ISACA Harrisburg chapter for IT professionals. He recently relocated to Strasburg and lives with his wife, Kristin, and their four children.

Organizational Chart



President/CEO
Chief Banking Officer
Chief Financial Officer
Chief Information Officer
Chief Risk/Credit Officer
Human Resources Manager/Corporate Secretary
Branches
Lending Function
Cash Management
Finance/Accounting Operations
IT
Deposit Operations
Compliance
Loan Operations
Credit Operations

New Management Team – 3Q 2019

<u>Inherited Issues from Coatesville Savings Bank:</u>

- Legacy and redundant systems – no efficiency, 2x as costly without competitive customer deliveries

- Lack of capital investments in:
  - Any training for bank associates;
  - Recruiting talent focused on customer deliveries;
  - Bank facilities being maintained; and
  - Technology – keeping up with changing behaviors within industry – customer preferences.

New Management Team – 3Q 2019

Inherited Issues from Coatesville Savings Bank:

- Lending portfolio – weak characteristics, with no relationship banking:
  - January 2019 delinquencies = 7.99%
  - Non-accrual loans = $4.739 million
  - Non-accrual loan coverage = 41%

New Management Team – 3Q 2019

Inherited Issues from Coatesville Savings Bank:

- Not enough lending mix and diversified portfolio – 85% residential lending with future risks of re-financing
- Retail and business customers had no deposit relationship with the bank
- Deposits were over-priced CDs without relationships established
- No cash management services with little digital customer deliveries
- No focus on the customer experience with the bank
- Not prepared at all for unknown Covid-pandemic about to occur.......

New Management Team – 2020-Present

Accomplishments:

- Business model and focus shifted from Residential lending to now being 90% Commercial lending focused.
- Completely revamped credit underwriting process – more robust with life of loan system.
- New branding, new products – focused on the customer's needs and desires.

New Management Team – 2020-Present

Accomplishments:

- New implementation of online banking and mobile banking platforms for both business and retail customers.
- Implemented cash management with remote deposit, positive pay, ACH, sweeps, merchant services, IntraFi fully FDIC insured deposits above $250,000.
- Added new board member, Jane Tompkins former regulator with Chief Credit Officer experience.
- Built several new training guides and offering many training opportunities to build bench strength.

New Management Team – 2020-Present

Accomplishments:

- Implemented a completely new health care and 401-K provider better serving our associates' needs
  - Health provider of choice
  - 6% retirement benefit company match
- Successfully converted the bank from a mutual thrift to a stock savings bank
  - Listed on NASDAQ – PBBK symbol
  - Raised $27 million of additional capital to position the bank firmly for the future
  - Strength to now withstand post-Covid pandemic fallout and inflation economy

New Management Team – 2020-Present

Accomplishments:

- Opened our Harrisburg Loan Production Office February 1, 2021.
- Opened our Elizabethtown Loan Production Office September 1, 2021.
- Supported over 180 local businesses with PPP – both rounds offered by the SBA.
- Top 50 deposits customers – 90% (45/50) new to the bank in last 2 years.
- Top 50 loan customers – 84% (42/50) new to the bank in last 2 years.
- Recruited new talent in all areas of the bank with increasing the bank's talent and diversity.

Framework


High Care
High Performance
High Accountability
ASSOCIATE FOCUS
CUSTOMER FOCUS
OPERATIONAL FOCUS
FINANCIAL FOCUS
COMMUNITY FOCUS
VISION

Where We Compete



Mifflintown
Elizabethville
Hamburg
Kutztown
Newport
Quakertown
East Waterford
Duncannon
Myerstown
Lebanon
Reading
Hershey
Pottstown
Lansdale
Carlisle
Mechanicsburg
Middletown
Newville
Ephrata
Lititz
Newburg
King of Prussia
Shippensburg
Lancaster
Exton
Dover
York
West Chester
Red Lion
Quarryville
New Oxford
Gettysburg
Hanover
Waynesboro
Wilmington
Emmitsburg
Newark
New Castle
Thurmont
Elkton

Business Model

It's simple – we strive to provide excellent customer service, so it leaves a memorable experience to locally owned and operated businesses, municipal, non-for-profit, and retail customers. This memorable experience results in our customers being our biggest fans and referring their friends and family to us.

- We will not be everything to everyone.
- We will seek to both deepen and broaden business and retail relationships while maintaining a narrowly focused delivery.
- We want to attract relationship loans and deposits that value long term meaningful and competitive relationships.

Customer Focus

White Glove Customer Delivery

- **Commercial**
  - Continue momentum of on-boarding family-owned business
  - Continue investing in cash management technologies
  - Customer location on-boarding – "we come to you"
  - Business mobile banking
  - Dedicated cash management representatives

- **Retail**
  - On-line account opening
  - Instant issue debit cards
  - Mobile banking with scanning bills for payment
  - Cross-sell commercial loan relationship via "White Glove" delivery

Business Model

1. We will provide value to our customers by satisfying their needs and not pushing our products.
2. We will train our associates to have the skills to provide solutions in the most efficient and urgent manner with grace and an egoless approach.
3. We will provide quicker solutions and turnaround times to over-deliver on customer expectations without cutting corners, and by working smarter with more proactive urgencies than our competition.
4. We will evaluate our decision making and delivery process on a continuous basis to reduce undue-risks and eliminate cumbersome steps and redundancies in our customer delivery.
5. We recognize our customers have many choices to determine a banking relationship.
6. We must earn the customers business every day, with a smile and passion like no other.

Business Model

Customer Type	Products
Locally owned and operated Businesses • Professional Services • Family-owned Businesses • Medical Practices • Attorneys **Municipalities –** • School Districts • Townships • Boroughs **Not-for-profit organizations**	Cash management Lines of Credit; (working capital; construction; equipment) Term Loans Commercial Mortgages (NOORE & OORE) Construction Financing Escrow Management IOLTA Dedicated Municipal accounts and products at reduced costs Dedicated Non-Profit accounts and products at reduced costs
Retail • **Private Banking** • **Business Owners and Families** • **Business Customer's Employees and Families**	Checking; Savings; CD; Money Market; IRA Online account opening Instant Issue Debit Card HELOC Consumer LOC ARM Residential Mortgage portfolio Fixed Residential Mortgage portfolio

2022 – YTD through June 30

1. **Deposit Growth** - Increased 23% = $58 million
2. **Loan Growth** - Increased 17% = $43 million (net)
   141 new loans for $57 million (gross)
3. **Cash Management** – 10 new full relationship customers using Remote Deposit Capture, full e-Banking online with analysis checking product
4. **Recruit New Talent** – Joe Pomorski joined our team Aug 1st with 10+ years of in market Chester County experience
5. **Improve Credit Quality** – Overall delinquency = 0.65%,
   Nonperforming assets = 0.41%

Top Five (5) Priorities – Customer Focus

1. **Deposit Growth**
   - Growing relational deposits assists with growing liquidity to support the bank's future loan growth.
2. **Loan Growth**
   - Provides capital to customers to grow their businesses and achieve their personal financial goals.
3. **Cash Management & Not-for-Profit Growth**
   - Necessary products and services that supports unique needs of our customers with having dedicated and sophisticated capabilities really being a niche focus.
4. **Attract Talent**
   - Further building upon our team with passionate bankers that appreciate the bank's culture – High Care + High Accountability = High Performance.
5. **Improving Credit Quality**
   - Having customers that are honest and agree to their commitments of repaying debt that is borrowed money is so important to the future success of the bank.

Where are we now……

Below as of June 30, 2022-


LONG TERM GROWTH IN TOTAL ASSETS, DEPOSITS, & LOANS
TOTAL ASSETS
(Dollars in Millions)
$210 $210 $217 $275 $315 $396
2017 2018 2019 2020 2021 6/2022
TOTAL DEPOSITS
(Dollars in Millions)
$173 $160 $167 $231 $251 $309
2017 2018 2019 2020 2021 6/2022
TOTAL LOANS
(Dollars in Millions)
$173 $172 $171 $186 $249 $292
2017 2018 2019 2020 2021 6/2022

Where are we now……

Below as of June 30, 2022-



PROBLEM ASSET LEVELS IMPROVED
LOAN LOSS RESERVE
NON-PERFORMING ASSETS RATIO
2.62%
2.29%
1.40%
1.02%
0.52%
0.41%
0.94%
0.93%
1.06%
1.51%
1.24%
1.16%
Dec 2017
Dec 2018
Dec 2019
Dec 2020
Dec 2021
Jun 2022

Quarterly Performance Ratios
(as of and for the three months ended)

	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Return on average assets (annualized)	0.23 %	0.24 %	0.26 %	0.29 %	**0.33 %**
Return on average equity (annualized)	3.01 %	2.91 %	2.61 %	2.17 %	**2.61 %**
Net interest margin (annualized)	2.68 %	2.65 %	2.69 %	2.66 %	**2.68 %**
Allowance to non-accrual loans	161.00 %	181.53 %	190.26 %	205.46 %	**211.89 %**
Allowance to total loans outstanding at the end of the period	1.33 %	1.34 %	1.24 %	1.16 %	**1.16 %**
Net (charge-offs) recoveries to average loans outstanding during the period	— %	— %	— %	— %	**— %**
Total non-performing loans to total loans	0.83 %	0.74 %	0.65 %	0.61 %	**0.55 %**
Total non-accrual loans to total loans	0.81 %	0.74 %	0.65 %	0.57 %	**0.55 %**
Total non-performing assets to total assets	0.53 %	0.54 %	0.52 %	0.46 %	**0.41 %**
Tier 1 capital (to average assets)	7.49 %	11.17 %	11.65 %	10.69 %	**9.74 %**

YTD Income Statement Summary



Year to Date Financial Summary for Current Year vs Prior Year
(dollars in thousands)
Net Income
Income Before Income Tax Expense
Net Interest Income
Provision for Loan Losses
Total Noninterest Income
Total Noninterest Expenses
$592
$728
$4,693
$293
$269
$3,941
$-
$1,000
$2,000
$3,000
$4,000
$5,000
2021
2022

Balance Sheet Summary

(In thousands)	June 30, 2022	Dec 31, 2021
Assets		
Cash and cash equivalents	**45,437**	26,864
Securities	**43,836**	26,498
Loans receivable, gross of allowance	**295,119**	252,341
Allowance for loan losses	**(3,439)**	(3,145)
Premises and equipment, net	**1,858**	1,949
Bank owned life insurance	**7,400**	7,313
Other assets	**5,856**	3,109
Total Assets	**396,067**	314,929
Liabilities and Equity		
Deposits	**$ 309,013**	$ 251,130
Long-term borrowings	**40,220**	16,681
Accrued expenses and other liabilities	**1,673**	1,284
Common Stock	**28**	28
Additional paid-in capital	**26,176**	26,176
Retained earnings	**23,257**	22,666
Unallocated ESOP	**(2,753)**	(2,753)
Accumulated other comprehensive (loss) income	**(1,547)**	(283)
Total Liabilities and Equity	**$ 396,067**	$ 314,929

Wealth Advisors Alignment



STONEBRIDGE
FINANCIAL GROUP

Role of a Retirement Plan Advisor

Plan fiduciaries must act as prudent experts under ERISA, and are therefore held to a high standard of care with respect to plan-related decisions regarding investments, service providers, plan administration and general ERISA compliance issues.

Most prudent plan sponsors hire a plan advisor to help them adhere to ERISA's rigorous standards and to meet their objective of offering a best practices retirement plan to their employees. ERISA rules are clear — every decision you make as a fiduciary must be in the best interests of plan participants and their beneficiaries, and certain relationships may result in prohibited transactions.

Attributes Of A Good Advisor	*Why You Should Hire One*
Independence	Abi[#1 Priority – Meaningful Relati...] objectively and without conflict of interest
Familiarity with ERISA	Ability to keep the committee updated on litigation, legislation and regulations impacting plans and fiduciaries
Prudent Expert	ERISA section 404(a) requires fiduciaries to act with the skill, knowledge and expertise of a prudent expert
Expertise with Plan Design	Ability to help plans maintain qualified status while continuing to meet the goals and objectives of our organization
Knowledge of the Provider Marketplace	Ability to ensure that our plan is being administered in the most efficient manner and for a reasonable price
Qualified Plan Investment Expertise	Ability to evaluate, select and monitor fund performance
Documentation Skills	Ability to demonstrate procedural prudence in a well-documented manner
Communication Skills	Ability to educate employees regarding plan highlights and how to create an appropriate investment strategy
Acceptance of Role as a Co-Fiduciary	Willingness to acknowledge in writing that they're a co-fiduciary to our plan with respect to the investment advice being delivered
Full and Open Disclosure	Fully and openly disclose all sources of fees being received on a direct and/or indirect basis

Capital Region Office
402 North Front Street Wormleysburg, PA 17043
P: 717-730-7007 | F:717-761-4127

401(k) Expertise Alignment



STONEBRIDGE
FINANCIAL GROUP
Engaging participants on a solid path towards retirement
401(k) Team
• Our team offers a unique perspective built on more than 25 years of combined experience. Our knowledgeable 401K team has numerous professional credentials, including C(k)P® CFP®, CIMA®, AIF®, APA, CRPS®, CPA to help you with your corporate retirement plan management
• Over $350 million dollars in assets under advisement across, 120 retirement plans consisting of over 7,500 participants
• We will educate plan sponsors about their fiduciary requirements and have the ability to act as a 3(38) or 3(21) investment fiduciary depending on your specific needs and work individually with plan participants for enrollment and ongoing 1:1 education meetings.
Get the most out of your retirement plan benefits
Cory Caffrey, CFP®, CPA, C(k)P®, CRPS®, AIF®
FINANCIAL ADVISOR
– Retirement plan advisor
– cory.caffrey@stonebridgefg.com
Jeffrey Kline, C(k)P®, CRPS®, AIF®
SENIOR FINANCIAL ADVISOR
– Capital Region plan-level advisor
– jeffrey.kline@stonebridgefg.com
Jessica Dowdy
SENIOR CLIENT
SERVICE ASSOCIATE
– Provides various client services
– jessica.dowdy@stonebridgefg.com
Capital Region Office
Lancaster Office

Growing Our Greater Purpose

Make-A-Wish®

The Bank's 2022 Goal is to support <u>three</u> (3) children's wishes; one each in our Chester, Lancaster, and Harrisburg regions.

TOTAL Raised: <u>$10,000</u>

Physical Office Locations

COATESVILLE BRANCH (HEADQUARTERS)

(610) 384-8282

185 East Lincoln Highway
Coatesville, PA 19320

NEW HOLLAND BRANCH

(717) 354-4696

695 West Main Street
New Holland, PA 17557

OXFORD BRANCH

(610) 932-7756

126 South Third Street
Oxford, PA 19363

GEORGETOWN BRANCH

(717) 786-8800

1099 Georgetown Road
Christiana, PA 17509

ELIZABETHTOWN LOAN PRODUCTION OFFICE

(717) 806-1131

206 South Market Street
Elizabethtown, PA 17022

CAPITAL MARKET LOAN PRODUCTION OFFICE

(717) 639-2558

100 Market Street, Suite 101
Harrisburg, PA 17101